SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
(Amendment No.1)

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                October 31, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission FileNumber)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code         (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

As previously reported, in connection with the closing of the Company’s acquisition of Safety & Ecology Holdings Corporation (“SEHC”) and its subsidiaries from Homeland Capital Security Corporation (“Homeland”), Homeland and SEHC agreed that they were in material breach of certain representations and warranties contained in the Purchase Agreement relating to a contract that a subsidiary of SEHC was a party (“Sub Contract”).  At the closing, the Company deposited $2 million, which represented a portion of the purchase price, in an escrow account to satisfy certain claims that the Company has or may have against Homeland for indemnification pursuant to the Purchase Agreement.  Homeland and SEHC further agreed that if certain conditions were not met by December 31, 2011, relating to the Sub Contract, then the Company could withdraw $1.5 million from the amount deposited by the Company in escrow.  On January 10, 2012, the Company received from the escrow the $1.5 million.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

Pursuant to Item 9.01 of Form 8-K filed on November 4, 2011, the Company indicated it would file certain financial information no later than the date required by Item 9.01 of Form 8-K.  This Amendment No. 1 is being filed to provide such financial information.

(a)	Financial Statements of Business Acquired.

The following audited financial statements of Safety and Ecology Holdings Corporation (“SEHC”) are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are attached hereto as Exhibit 99.6.

Report of Independent Certified Public Accountants: Coulter and Justus, P.C.

Audited Financial Statements:
A.	Consolidated Balance Sheets as of June 26, 2011 and June 27, 2010.
B.	Consolidated Statements of Operations for the Years Ended June 26, 2011 and June 27, 2010.
C.	Consolidated Statements of Shareholders’ Equity for the Years Ended June 26, 2011 and June 27, 2010.
D.	Consolidated Statements of Cash Flows for the Years Ended June 26, 2011 and June 27, 2010.
E.	Notes to Consolidated Financial Statements.

(b)	Unaudited Pro Forma Financial Information
The following unaudited pro forma financial information is filed as required by Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached hereto as Exhibit 99.7.

Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Safety & Ecology Holdings Corporation (“SEHC”) and its subsidiaries.

A.	Unaudited Pro Forma Condensed Combined Financial Information.
B.	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2011.
C.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months ended June 30, 2011.
D.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2010.
E.	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits
2.1
Stock Purchase Agreement dated July 15, 2011, by and among Perma-Fix Environmental Services, Inc. (“PESI”), Homeland Security Capital Corporation (“Homeland”) and Safety and Ecology Holdings Corporation.  The Registrant will furnish a copy of any omitted exhibit or schedule to the Commission upon request. *

2.2	Promissory Note, dated October 31, 2011, issued by PESI in favor of Homeland.**
2.3	Escrow Agreement, dated October 31, 2011, between the Company, Homeland Security Capital Corporation, and Suntrust Bank.**
2.4	Letter Agreement (Net Working Capital Adjustments), dated October 31, 2011, between the Company, Safety & Ecology Holdings Corporation and Homeland Security Capital Corporation.**
2.5	Letter Agreement (Escrow), dated October 31, 2011, between the Company, Safety & Ecology Holdings Corporation and Homeland Security Capital Corporation.**
2.6	Letter Agreement (Note Prepayment), dated October 31, 2011, between the Company, Safety & Ecology Holdings Corporation and Homeland Security Capital Corporation.**
23.1	Consent of Coulter & Justus, P.C.
99.1	Employment Agreement, dated October 31, 2011, between the Company and Christopher Leichtweis.**
99.2	Nonqualified Stock Option Agreement, dated October 31, 2011, between the Company and Christopher Leichtweis.**
99.3	Management Incentive Plan for Christopher Leichtweis, effective November 1, 2011.**
99.4	Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated October 31, 2011, between the Company and PNC Bank, National Association, as lender and as agent.**
99.5	Indemnification Agreement, dated February 21, 2011, between Safety and Ecology Holdings Corporation, Safety and Ecology Corporation, Inc. and Christopher P. Leichtweis and Myra Leichtweis.**
99.6	Audited financial statements of Safety and Ecology Holdings Corporation.
99.7	Unaudited pro forma financial information.

*Incorporated by reference to the same-named exhibit to the Company’s Form 8-K (date of event July 15, 2011), originally filed with the Securities and Exchange Commission on July 20, 2011.

**Incorporated by reference to the same-named exhibit to the Company’s Form 8-K (date of event October 31, 2011), originally filed with the Securities and Exchange Commission on November 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated: January 17, 2012	By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer